Barclays 2015 Global Financial Services Conference Mark Graf EVP & Chief Financial Officer September 17, 2015 ©2015 DISCOVER FINANCIAL SERVICES Exhibit 99.1

Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.
Throughout these materials, direct-to-consumer deposits are referred to as DTC deposits.  DTC deposits include deposit products that we offer to
customers
through
direct
marketing,
internet
origination
and
affinity
relationships.
DTC
deposits
include
certificates
of
deposits,
money
market
accounts, online savings and checking accounts, and IRA certificates of deposit.
The information provided herein includes certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included at the end of this presentation.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time, and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business
–
Competition," "Business –
Supervision and Regulation" and "Management’s Discussion and Analysis of Financial Condition and Results of
Operations" in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and "Management’s Discussion and Analysis
of Financial Condition and Results of Operations" in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, which are
filed
with
the
SEC
and
available
at
the
SEC's
website
(www.sec.gov).
The
Company
does
not
undertake
to
update
or
revise
forward-looking
statements as more information becomes available.
We own or have rights to use the trademarks, trade names and service marks that we use in conjunction with the operation of our business, including,
but
not
limited
to:
Discover®,
PULSE®,
Cashback
Bonus®,
Discover
Cashback
Checking®,
Discover
it®,
Freeze
It
,
Discover®
Network
and
Diners
Club
International®.
All
other
trademarks,
trade
names
and
service
marks
included
in
this
presentation
are
the
property
of
their respective owners.

SM

Executive Summary
Attractive business model with a solid record of success
•
Delivering solid card growth
Driven by more new accounts, wallet share gain, low attrition rate and great credit results
Aided by proprietary network impact on brand, acceptance and rewards
•
Utilizing consumer unsecured lending and marketing capabilities to grow non-
card assets
•
Leveraging a payments partnership strategy to position the business for growth
•
Creating shareholder value through effective capital management

DISCOVER

DISCOVER

pulse

Diners Club INTERNATIONAL

DISCOVER

DISCOVER

Positioned as the leading U.S. direct bank & payments partner
Note(s)
Balances as of June 30, 2015; pre-tax profit and volume based on the trailing four quarters ending 2Q15; direct-to-consumer deposits includes affinity deposits
Direct Banking
(98% of DFS Pre-Tax Profit)
Payment Services
(2% of DFS Pre-Tax Profit)
U.S. Card Issuing
•
$55Bn in card receivables
•
$117Bn card sales volume
•
Leading cash rewards program
•
1 in 4 U.S. households
Deposits and Lending
•
$29Bn direct-to-consumer
deposits
•
Cashback checking
•
$9Bn private student loans
•
$5Bn personal loans
•
Home equity installment loans
•
$11Bn volume
•
10+ network alliances
•
$160Bn volume
•
3,700+ issuers
•
$27Bn volume
•
80+ licensees
•
185+ countries / territories
Network Partners

U.S. Card -
Recognized leader in customer satisfaction and loyalty
2015 J.D. Power
Overall Satisfaction
(1)
Note(s)
1.
Includes general purpose consumer credit cards only; excludes charge, corporate, private label, small business and debit
2.
Discover
received
the
highest
numerical
score
among
credit
card
issuers
in
the
proprietary
J.D.
Power
2014-2015
Credit
Card
Satisfaction
Studies
,
tied
in
2014.
2015 study based on responses from 20,730 consumers measuring 10 card issuers and measures opinions of consumers about the issuer of their primary credit card.
Proprietary study results are based on experiences and perceptions of consumers surveyed in September 2014-May 2015. Your experiences may vary.  Visit
jdpower.com
“Highest in Customer
Satisfaction with Credit
Card Companies, Two
Years in a Row”
by J.D. Power
(2)
#1 or tied for #1
19 years in a row
743
765
776
777
779
788
790
792
820
828
GE
C
USB
BAC
WFC
BCS
COF
JPM
AXP
DFS

SM

U.S. Card -
Strong card loan growth and credit performance
3-Year Average Quarterly
Card Loan Growth (%)
(1)
Note(s)
1.
Average of quarterly rate from 3Q12 through 2Q15
2.
Includes weighted average card loan growth for American Express (U.S. Card), Bank of America (U.S. Card), Capital One (U.S. Card adjusted for portfolio acquisitions and divestitures and excludes installment loans), Citi (Citi-branded Cards N.A.), JPMorgan Chase (Card Services) and Wells Fargo (Consumer Credit Card)
3.
Weighted
average
rate;
includes
U.S.
card
net
charge-off
rates
for
American
Express
(U.S.
Card),
Bank
of
America
(U.S.
Card),
Capital
One
(U.S.
Card),
Citi
(Citi-branded
Cards N.A.), JPMorgan Chase (Card Services) and Wells Fargo (Consumer Credit Card)
(2)
3-Year Average Quarterly
Card Net Charge-off Rate (%)
(1)
(3)
Source
Public company data
2.3%
3.1%
Discover
Peer Group
5.1%
0.1%
Discover
Peer Group

U.S. Card -
Delivering strong returns
U.S. Card Issuers
Net
Interest
Margin
(NIM)
(1,2,3)
U.S. Card Issuers Pre-tax,
Pre-Reserve ROA
(1,4)
Note(s)
1.
Based on the trailing four quarters ending 2Q15
2.
American Express (U.S. Card), Capital One (U.S. Card), Citi (Citi-branded Cards N.A. based on segment tax rate) and JPMorgan Chase (Card Services)
3.
Capital
One,
Citi,
and
JPMorgan
Chase
net
interest
margins
include
late
fees,
whereas
American
Express
and
Discover
exclude
late
fees;
Discover
card
net
interest
margin
represents
credit card interest yield less total company average funding cost (total company interest expense divided by total company average receivables)
4.
Pre-tax income excluding the impact of changes in loan loss reserves divided by average card receivables; Discover pre-tax income excludes 4Q14 charges related to the elimination of the credit card rewards estimated forfeiture reserve. This is a non-GAAP measure; see appendix for GAAP reconciliation
Source
Public company data; Discover
6.7%
6.6%
5.2%
4.7%
4.7%
AXP
DFS
COF
C
JPM
13.0%
10.3%
10.1%
9.2%
9.0%
COF
DFS
C
JPM
AXP

Other Lending -
Growing non-card loan balances with strong credit profile
Non-Card Loan Products
Non-Card Loans ($Bn)
(2)
Note(s)
1.
FICO is the higher of either the borrower or cosigner, weighted by loan balance
2.
Excludes federal student loans, majority of which were sold in 2010 with a subsequent sale of the remaining portfolio in 2012
20% of total loans
at 6/30/15
Private Student Loans (ex PCI)
•
19% YOY receivables growth in 2Q15
•
On track for record originations in 2015
•
Average FICO greater than 750 at
acquisition
(1)
•
Cosigner rate approximately 90%
Personal Loans
•
13% YOY receivables growth in 2Q15
•
On track for record originations in 2015
•
Average FICO ~750
•
~65% cross-sell
$0
$2
$4
$6
$8
$10
$12
$14
$16
Personal Loans
Private Student Loans

Payments -
Sources of value
Discover Network
Diners / Global
Partnerships
Debit / PULSE
Payments Assets
Significant Value to Card
•
Brand recognition
•
Merchant funded rewards
•
Emerging technologies
•
Flexibility and control
Independent Value Creation
•
Traditional third-party transaction
processing
•
Nontraditional partnerships
•
Business-to-business

Payments Value to Card -
Network drives brand awareness and enhances rewards
Average Unaided Card
Brand Awareness
2014 Indexed
Merchant-Funded Rewards
(1)
Note(s)
1.
Rewards value divided by Discover card sales volume indexed to 100; includes Discover Deals, estimated point-of-sale coupons, CBB offers, statement credits and gift card redemptions
Source
2014 Millward Brown Brand Tracking Study
100
12
112
Discover
Funded
Partner
Funded
Customer
Cash Reward
59
56
28
28
18
13
DFS
AXP
COF
JPM
C
BAC

Payments Independent Value Creation -
Competing against large incumbent networks…
Source
The Nilson
Report 2013 Debit market excluding prepaid
and ACH; Discover estimates
2014 U.S. General Purpose
Credit Volume Share (%)
U.S. Debit
Volume Share (%)
Source
2015 Nilson
Report
Size: $2.6Tr
Size: $2.1Tr
Visa
46%
American
Express
26%
MasterCard
23%
Discover
5%
Visa
56%
MasterCard
21%
Other
14%
Discover
8%

Elavon
Moneris SOLUTIONS
globalpayments
Westpac
barclaycard
worldpay
vantiv

UnionPay 银联
JCB
elo
Interac
ATH A Toda Hora
M mercury
RuPay
EUFISERV
smartlink

CADENCE BANK
HDFC BANK
citi
CORNÈR
ICBC

PayPal
ARIBA
An SAP Company

DISCOVER

12 Payments Independent Value Creation - ...requires partnerships that leverage flexibility Acquirers Networks Emerging Payments Issuers

Direct-to-Consumer Deposits -
Funding asset growth with high quality deposits
Direct-to-Consumer
Deposits ($Bn)
(1)
DTC Balances
by Life of Relationship
Note(s)
1.
Includes affinity deposits
+39%
$21
$29
2010
2Q15
9%
53%
16%
26%
75%
21%
2010
2015 YTD
4+ Years
2 -
4 Years
< 2 Years

Funding Profile -
Prepared for a rising rate environment
Average Months to
Liability Repricing
(1)
Net Interest Income Impact from
100bp Parallel Shift ($MM)
(2)
Note(s)
1.
Excludes all indeterminate maturity deposits (savings and money market) and preferred stock; includes derivatives and hedging activities
2.
1-year net interest income impact from 100bps parallel shift estimated at a point in time as disclosed in the 10-Q for each period
14
16
28
4Q12
2Q15
$42
$200
4Q12
2Q15

Net Interest
Margin -
Preparation for rising rates drove modest NIM compression
Cost of Funds Trend
(1)
Net Interest Margin Trend
Note(s)
1.
Rate on total interest-bearing liabilities
15
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
4Q12
4Q13
2Q15
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%
9.0%
10.0%
4Q12
4Q13
2Q15
> 9.5% on full year basis
through 2016

Recent Themes -
Fee income outlook
•
Exited mortgage originations in 2015
($109MM in revenue for the trailing twelve
month period ending June 30, 2015)
•
Stopped selling Protection Products in
2012; expect attrition to continue
•
Full year impact of lost volume in Pulse
•
Expect non-interchange fee revenue to be
lower in 2016
Other Non-Interchange
Fee Revenue ($MM)
(1)
Note(s)
$1,180
$1,036
$1,034
2013
2014
2Q15 TTM
1.
Other Non-Interchange Fee Revenue, which is derived by subtracting Net Discount and Interchange Revenue from Total Other Income, is a non-GAAP measure which should be viewed in addition to, and not as a substitute for the Company's reported results. Management believes this information helps investors understand the impact of the components of Total Other Income on reported results; see appendix for the GAAP to non-GAAP reconciliation schedule.

Recent Themes -
Elevated efficiency ratio in 2015
Efficiency Ratio
(1)
•
Despite recent elevated levels, our
efficiency ratio remains lower than
most large banks
•
Currently expect improvement in 2016
38% Long-term Target
Note(s)
1.
Defined as reported total operating expense divided by revenue net of interest expense
2.
Revenue from gain on origination and sale of mortgage loans in the first half of 2015 was $66MM
38.8%
39.4%
41.5%
2013
2014
2Q15 TTM
Select 2015 expense items
1H15
AML/BSA program
remediation
(Lookback)
$34MM
Home
Loans operating
expense
(2)
~$70MM
Home
Loans restructuring
charges
$23MM
1Q15 legal reserve related to
CFPB consent order
$20MM
EMV implementation
$9MM
Lack of postal rebate
$17MM

Recent Themes -
Seasoning of newer vintages produces reserve requirements
Card
Vintage
Gross
Loss
Rate
(1)
New Account Bookings (MM)
Note(s)
1.
Blended vintage 6-month moving average gross principal charge-off rate (excludes recoveries)
2010
2011
2012
2013
2014
0
4
8
12
16
20
24
2002-2006 Historical Benchmark
2010-2013

Dec-10
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
Jul-15

Recent Themes –
Well seasoned loan performance is exceeding expectations
Reserve
Release/(Build)
($MM)
(2)
Note(s)
1.
Monthly figures through July 2015
2.
Reserve Release/(Build) for total company including all loan products
Card
30+
Delinquency
Rate
(1)
1H
2015
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
$457
$1,033
$552
$140
$(98)
11
2010
2011
2012
2013
2014

Capital Position -
Strong capital level enables capital returns…
DFS Common Equity Tier 1
Ratio
(3)
Min. Common Equity Tier 1
Capital Ratio
(1)
Note(s)
1.
Minimum Common Equity Tier 1 Capital Ratio under the severely adverse scenario
2.
Average of 31 participating bank holding companies as reported by the Federal Reserve
3.
Common Equity Tier 1 Capital Ratio (Basel III fully phased-in) is calculated using Basel III fully phased-in common equity tier 1 capital, a non-GAAP measure.  The Company believes that the common equity tier 1 capital ratio based on fully phased-in Basel III rules is an important complement to the existing capital ratios and for comparability to other financial institutions.  For the corresponding reconciliation of common equity tier 1 capital and risk weighted assets calculated under fully phased-in Basel III rules to common equity tier 1 capital and risk weighted assets calculated under Basel III transition rules, see appendix
Source
Federal Reserve Dodd-Frank Act Stress
Test 2015: Supervisory
Stress Test Methodology and Results, Table 3
11%
Target
$2.5Bn+/-
13.3%
7.6%
DFS
DFAST Average
(2)
14.4%
2Q15

Capital Deployment -
…With highest total yield
Source
Public Company Disclosures and Market Data as of 8/31/15
Note(s)
1.
CCAR
announced
capital
actions
(buybacks
and
dividends)
pro-rated
for
3Q15
through
2Q16
based
on
company
press
releases
2.
CCAR capital actions as stated in Note 1 divided by market capitalization
Estimated
Dividend
and
Buyback
Yield
(1,2)
21
10%
8%
8%
5%
4%
3%
DFS
AXP
COF
JPM
C
BAC
Dividend
Buyback

•
Attractive business model with strong returns
•
98% of profit from Direct Banking segment which is largely a U.S. consumer driven business
–
Limited direct exposure to changes in global macro environment
–
Efficiency ratio is lower than most large banks and expected to improve in 2016
•
Management team focused on:
•
Balancing business investments across the organization
•
Profitable loan growth
•
Consistent capital priorities with strong payout
•
Driving long-term shareholder value ROE 15%+
Conclusion

Appendix

Reconciliation of GAAP to non-GAAP data
Note(s)
1.
Credit
card
pre-tax
income
excluding
forfeiture
reserve
and
reserve
changes
is
a
non-GAAP
measure
and
represents
pre-tax
earnings
of
Discover's
credit
card
business
excluding
the
impact
of
the
elimination
of
the
credit
card
rewards
program
forfeiture
reserve
and
changes
to
the
allowance
for
card
loan
loss
reserve.
This
is
a
meaningful
measure
to
investors
because
it
provides
a
competitive
performance
benchmark
Trailing Twelve
Months Ended
(unaudited, $ in millions)
June 30, 2015
Dec. 31, 2014
Dec. 31, 2013
GAAP Total Other Income
$1,998
$2,015
$2,306
Less:  Discount and Interchange Revenue, Net
(964)
(979)
(1,126)
Total
Other
Income
Excluding
Net
Discount
and
Interchange
Revenue
$1,034
$1,036
$1,180
(unaudited, $ in millions)
Trailing Twelve
Months Ended
June 30, 2015
GAAP Direct Banking pre-tax income
$3,422
Excluding elimination of credit card rewards program forfeiture reserve
178
Excluding non-credit card pre-tax income
(105)
Credit card pre-tax income excluding forfeiture reserve change
$3,495
Excluding credit card reserve changes
82
Credit card pre-tax income excluding forfeiture reserve and reserve changes
$3,577
GAAP average credit card receivables
$53,831
Credit
card
pre-tax
return
on
assets
(excluding
forfeiture
reserve
and
reserve
changes)
(1)
6.6%

Reconciliation of GAAP to non-GAAP data (cont’d)
Note(s)
1.
Tangible
common
equity
("TCE"),
a
non-GAAP
financial
measure,
represents
common
equity
less
goodwill
and
intangibles.
A
reconciliation
of
TCE
to
common
equity,
a
GAAP
financial
measure,
is
shown
above.
Other
financial
services
companies
may
also
use
TCE
and
definitions
may
vary,
so
users
of
this
information
are
advised
to
exercise
caution
in
comparing
TCE
of
different
companies.
TCE
is
included
because
management
believes
that
common
equity
excluding
goodwill
and
intangibles
is
a
more
meaningful
measure
to
investors
of
the
true
net
asset
value
of
the
Company
2.
Adjustments related to capital components for fully phased-in Basel III include the phase-in of the intangible asset exclusion
3.
Key differences under fully phased-in Basel III rules in the calculation of risk-weighted assets include higher risk weighting for past due loans and unfunded commitments
4.
As of January 1, 2015 regulatory capital ratios are calculated under Basel III rules subject to transition provisions
5.
Common equity tier 1 capital ratio (Basel III fully phased-in) is calculated using common equity tier 1 capital (Basel III fully phased-in), a non-GAAP measure, divided by risk weighted assets (Basel III fully phased-in)
Quarter Ended
(unaudited, in millions)
June 30, 2015
GAAP total common equity
$10,703
Less: Goodwill
(255)
Less: Intangibles
(170)
Tangible
common
equity
(1)
$10,278
Common equity Tier 1 capital (Basel III transition)
$10,552
Adjustments
related
to
capital
components
during
transition
(2)
(83)
Common equity Tier 1 capital (Basel III fully phased-in)
$10,469
Risk weighted assets (Basel III transition)
$72,658
Risk
weighted
assets
(Basel
III
fully
phased-in)
(3)
$72,555
Common
equity
Tier
1
capital
ratio
(Basel
III
transition)
(4)
14.5%
Common
equity
Tier
1
capital
ratio
(Basel
III
fully
phased-in)
(4,5)
14.4%